United States
Securities and Exchange Commission

Washington, D. C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 11, 2024

Cadiz Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-12114	77-0313235
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 S. Hope Street, Suite 2850 Los Angeles, California	90071
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (213) 271-1600

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CDZI	The NASDAQ Global Market
Depositary Shares (each representing a 1/1000th fractional interest in share of 8.875% Series A Cumulative Perpetual Preferred Stock, par value $0.01 per share)	CDZIP	The NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment to Certificate of Incorporation

     On June 11, 2024, Cadiz Inc. (the “Company”) filed a Certificate of Amendment of Certificate of Incorporation of the Company with the Secretary of State of the State of Delaware to increase the number of authorized shares of common stock from 85,000,000 to 100,000,000.

     As disclosed in item 5.07 of this Current Report on Form 8-K, the Amendment to Certificate of Incorporation was approved by the Company’s stockholders at the Company’s 2024 annual meeting of stockholders held on June 11, 2024 (the “Annual Meeting”). For a description of the Amendment to Certificate of Incorporation, see “Proposal 2 - Amendment to Certificate of Incorporation” of the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission (“SEC”) on April 26, 2024.

     The foregoing description of the Amendment to Certificate of Incorporation does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment to Certificate of Incorporation, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07  Submission of Matters to a Vote of Security Holders

     On June 11, 2024, the Company held its 2024 Annual Meeting of Stockholders.  The number of shares represented and voting by proxy at said meeting was 48,306,526.

i.	The following directors were elected at the meeting:

NOMINEE	VOTES FOR	VOTES WITHHELD	BROKER NON-VOTES
Stephen E. Courter	41,641,845	339,341	6,325,340
Maria Dreyfus	39,704,458	2,276,728	6,325,340
Maria Echaveste	41,713,273	267,913	6,325,340
Winston Hickox	41,646,930	334,256	6,325,340
Susan Kennedy	41,772,495	208,691	6,325,340
Barbara A. Lloyd	41,781,117	200,069	6,325,340
Kenneth T. Lombard	41,772,852	208,334	6,325,340
Richard Polanco	41,766,181	215,005	6,325,340
Carolyn Webb de Macias	41,729,752	251,434	6,325,340

ii.	The amendment to our Certificate of Incorporation to increase the number of authorized shares of common stock was approved by the following vote:

VOTES
FOR:	46,682,059
AGAINST:	1,616,638
ABSTAIN:	7,829

iii.	The amendment to the Cadiz Inc. 2019 Equity Incentive Plan, as amended (“Plan”), to increase the total number of shares reserved for issuance under the Plan was approved by the following vote:

VOTES
FOR:	40,157,622
AGAINST:	1,815,444
ABSTAIN:	8,120
BROKER NON-VOTES:	6,325,340

iv.	PricewaterhouseCoopers LLP was approved as the Company’s independent auditors for the fiscal year 2024 by the following vote:

VOTES
FOR:	48,069,176
AGAINST:	234,933
ABSTAIN:	2,417

v.	The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers, by the following vote:

VOTES
FOR:	40,270,161
AGAINST:	1,692,554
ABSTAIN:	18,471
BROKER NON-VOTES:	6,325,340

Item 9.01         Financial Statements and Exhibits

     (d) Exhibits

3.1	Amendment to Certificate of Incorporation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

CADIZ INC.

By:	/s/ Stanley E. Speer
Stanley E. Speer
Chief Financial Officer

Date:  June 14, 2024